買賣備忘錄

委託人及受益人：蔡明吟

受託人：昇陽開發實業股份有限公司　　　　　　　　（以下簡稱甲方）

立契約書人：

Aerkomm Inc.

愛爾康資料處理股份有限公司籌備處　　　　　　　　（以下簡稱乙方）

茲甲乙雙方為買賣事件初步達成以下共識：

一、買賣標的：土地座落：基隆市信義區大水窟段89-18地號土地，權利範圍為全部，面積為7,690.46坪(以地政機關土地登記謄本為依據；日後若因土地合併或分割，以新地號為準)。

二、買賣總價款：甲乙雙方初步同意以新台幣（以下同）壹拾億伍仟陸佰貳拾玖萬柒仟伍佰零柒元整 (1,056,297,507)做為買賣總價款。

三、因本宗買賣尚需經乙方之美國母公司Aerkomm Inc.董事會通過，且乙方之付款將由乙方之美國母公司Aerkomm Inc.於美國以公開發行增資股方式籌資支付，甲乙雙方同意乙方得視其募資之情形而逐次支付。惟乙方至遲應於民國(以下同)107年6月30日前支付買賣總價款之百分之五十即伍億貳仟捌佰壹拾肆萬捌仟柒佰伍拾肆元整(528,148,754)以上之價款予甲方。

四、若乙方籌資順利，如期於107年6月30日前支付買賣總價款之百分之五十以上之價款予甲方，且乙方之美國母公司Aerkomm Inc.董事會已決議通過本宗買賣，甲乙雙方將另訂時間簽訂正式買賣契約；惟若乙方籌資不順利，未能於107年6月30日前支付買賣總價款之百分之五十以上之價款予甲方，或乙方之美國母公司Aerkomm Inc.董事會未能決議通過本宗買賣，甲乙雙方同意無條件解除本備忘錄，甲方應將所收取之款項無息返還予乙方，或返還與乙方已支付金額同額之等值有價證券，有價證券價值之認定，甲乙雙方同意以釆頡資產管理股份有限公司之認定為準。

五、辦理所有權移轉時甲方所需之一切文件，甲方應於乙方出具付款證明(Pay order)前交付予甲乙雙方共同指定之華亞協和法律事務所及明暉法律事務所保管，作為履約之擔保。

六、甲方之收款帳戶明細如下：

收款銀行：Yuanta Commercial Bank Co., Ltd. Hong Kong Branch

Swift Code：OURBHKHH

受款人姓名：TSAI MING-YIN

受款人帳號：999-02-001005-9

七、其他約定事項：

（一）本約雙方所載之地址為互相商洽通知之送達地點，如因拒收或無法送達而退回者，均以郵局第一次投遞日期視為送達日期。

（二）甲方如係由他人代理簽約者，代理人保證已取得特別授權之代理屬實，如有不實，願負一切法律責任。

（三）本契約之買賣標的包括土地及其上之全部地上物在內。

（四）本契約如有未盡事宜，經雙方依善良風俗、政府法令等得協議增訂之。
（五）本契約涉訟時，雙方同意以台灣台北地方法院為第一審管轄法院。
（六）本契約書壹式二份，由甲、乙雙方各自收執乙份，自雙方簽訂之日起生效。
八、此備忘錄在正式轉為合約前為不具約束力之備忘錄。

立契約書人：

甲　　方：委託人及受益人：蔡明吟　　　　（簽章）
　　　　　身分證字號：

　　　　　受　託　人：昇陽開發實業股份有限公司
　　　　　法定代理人：田啟祥
　　　　　統一編號　：70777671

乙　　方：Aerkomm Inc.
　　　　　法定代理人：Jeffrey Wun (CEO)

　　　　　愛爾康資料處理股份有限公司籌備處
　　　　　法定代理人：

中　華　民　國　1　0　7　年　　月　　日